UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004

Harley-Davidson Motorcycle Trust 2004-1

(Exact name of registrant as specified in its charter)

Delaware	333-98975-01	51-6550724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Rodney Square North 1100 North Market Street Wilmington, Delaware	19890-0001
(Address of principal executive offices)	(Zip Code)

(302) 651-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.

Item 5.                    Other Events

The registrant is filing a Form T-1 - Statement of Eligibility and Qualification of Trustee relating to the qualification of BNY Midwest Trust Company as indenture trustee for the Harley-Davidson Motorcycle Trust 2004-1 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Financial Statements:          None

(b)   Pro Forma Financial Information:      None

(c)   Exhibits:

Exhibit No.	Document
25	Statement of Eligibility and Qualification of Trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON MOTORCYCLE TRUST 2004-1

	By:	Harley-Davidson Credit Corp.,
as Administrator

	By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Treasurer

March 18, 2004

EXHIBIT INDEX

Exhibit No.	Document
25	Statement of Eligibility and Qualification of Trustee